Exhibit 10.1
FORM OF
CONDITIONAL WAIVER
     THIS CONDITIONAL WAIVER (this “Agreement”), dated as of May 18, 2010, is by and among is by and among GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation (together with any permitted successors and assigns, the “Borrower”), the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”).
WITNESSETH
     WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of July 25, 2008 (as the same may have been further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
     WHEREAS, the Borrower has informed the Administrative Agent that an Event of Default exists under Section 9.01(l) of the Credit Agreement as a result of the cessation of operations with respect to the Gaylord Opryland Resort and Convention Center, located in Nashville, Tennessee (the “Nashville Opryland”) due to recent flood damage (the “Flood Damage”) (the “Existing Event of Default”);
     WHEREAS, the Borrower has requested that the Required Lenders waive the Existing Event of Default under the Credit Agreement.
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1 Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
ARTICLE II
WAIVER
     SECTION 2.1 Waiver. The Required Lenders hereby waive, effective as of the date hereof, the Existing Event of Default caused by the failure of the Borrower to comply with Section 9.01(l) of the Credit Agreement with respect to the Nashville Opryland; provided, however, the waiver set forth shall expire on December 31, 2010 (and the Existing Event of Default shall be deemed to have occurred and be continuing since the date of this Agreement), unless (a) the Loan Parties shall have substantially completed the restoration and/or rebuilding of the Nashville Opryland and re-opened the Nashville Opryland for business on or before December 31, 2010, and (b) all proceeds used to restore or rebuild the Nashville Opryland shall be from (i) insurance proceeds, (ii) cash on hand at the Loan Parties and/or (iii) availability under the Borrower’s revolving line of credit as provided for in the Credit Agreement. The waiver of the Existing Event of Default is a one-time waiver and shall be effective and continue as provided for above and only for the purposes for which given. Except as waived pursuant to the terms of this Article II, the Credit Agreement and all other Loan Documents shall continue in full force and effect.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     SECTION 3.1 Effective Date. This Agreement shall be and become effective on the date the Administrative Agent shall have received counterparts of this Agreement, which collectively shall have been duly executed on behalf of (i) the Borrower, (ii) each of the Guarantors and (iii) the Required Lenders.
ARTICLE IV
MISCELLANEOUS
     SECTION 4.1 Representations and Warranties. The Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Agreement, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (b) the representations and warranties set forth in Article VI of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).
     SECTION 4.2 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
     SECTION 4.3 Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
     SECTION 4.4 Instrument Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     SECTION 4.5 References in Other Loan Documents. At such time as this Agreement shall become effective pursuant to the terms of Section 3.1, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as modified by this Agreement.
     SECTION 4.6 General Release. In consideration of the Lenders, willingness to enter into this Agreement, the Borrower and each other Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower or any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

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     SECTION 4.7 Counterparts/Telecopy. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Administrative Agent.
     SECTION 4.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 4.10 General. Except as amended hereby, the Credit Agreement and all other Loan Documents shall continue in full force and effect.
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     IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Agreement to be duly executed on the date first above written.
BORROWER:

GAYLORD ENTERTAINMENT COMPANY
By:
Mark Fioravanti
Chief Financial Officer

GUARANTORS:

OPRYLAND HOTEL NASHVILLE, LLC
By:
Mark Fioravanti
Chief Financial Officer

OPRYLAND HOTEL-FLORIDA LIMITED PARTNERSHIP By: Opryland Hospitality, LLC, its general partner
By:
Mark Fioravanti
Chief Financial Officer

OPRYLAND HOTEL-TEXAS LIMITED PARTNERSHIP By: Opryland Hospitality, LLC, its general partner
By:
Mark Fioravanti
Chief Financial Officer

GAYLORD NATIONAL, LLC
By:
Mark Fioravanti
Chief Financial Officer

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., in its capacity as a Lender, Swing Line Lender and L/C Issuer, and as Administrative Agent
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEY BANK, NATIONAL ASSOCIATION, in its capacity as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as a Lender
By:
Name:
Title:

CITICORP NORTH AMERICA INC., in its capacity as a Lender
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, in its capacity as a Lender
By:
Name:
Title:

CALYON NEW YORK BRANCH, in its capacity as a Lender
By:
Name:
Title:

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION, in its capacity as a Lender
By:
Name:
Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, in its capacity as a Lender
By:
Name:
Title:

By:
Name:
Title:

RAYMOND JAMES BANK, FSB, in its capacity as a Lender
By:
Name:
Title:

CHEVY CHASE BANK, F.S.B., in its capacity as a Lender
By:
Name:
Title:

AAREAL CAPITAL CORPORATION, in its capacity as a Lender
By:
Name:
Title:

By:
Name:
Title:

AAREAL BANK AG, in its capacity as a Lender
By:
Name:
Title:

By:
Name:
Title:

ROYAL BANK OF SCOTLAND, in its capacity as a Lender
By:
Name:
Title:

BANK OF NOVA SCOTIA, in its capacity as a Lender
By:
Name:
Title:

SCOTIABANC INC., in its capacity as a Lender
By:
Name:
Title:

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